WASATCH FUNDS TRUST

Supplement dated July 5, 2017 to the

Statement of Additional Information dated January 31, 2017

Investor Class

Wasatch Micro Cap Fund® - Investor Class (WMICX)

This Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information (the “SAI”) for Investor Class shares dated January 31, 2017. You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

The table in the section entitled “Portfolio Managers-Management of Other Accounts and Potential Conflicts of Interest” beginning on page 57 of the SAI is hereby supplemented with the following information. The information in the table is as of July 1, 2017.

Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]
Portfolio Managers	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.
Ken Korngiebel	1	291,610,451	-	-	1	2,281,374

1If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

2Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.

3For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees
Portfolio Managers	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.:
Ken Korngiebel	None	None

The table in the section entitled “Portfolio Managers-Portfolio Managers Fund Ownership” beginning on page 61 of the SAI is hereby supplemented with the following information. The information in the table is as of July 1, 2017.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Ken Korngiebel	Micro Cap Fund	$0

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE